SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                September 2, 2004

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                       0-12695                   94-2669985
     (State of             (Commission File Number)         (IRS Employer
   Incorporation)                                         Identification No.)


                 2975 Stender Way, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


                                 (408) 727-6116
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure.

     The information contained in this Current Report, including the Exhibit
99.1 attached hereto, is being furnished pursuant to "Item 7.01 Regulation FD Disclosure" of Form 8-K.

     The information in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On September 2, 2004, Integrated Device Technology, Inc. (the "Company") issued a press release announcing revised revenue outlook for the current quarter ending on September 26, 2004. A copy of the press release is attached as
Exhibit 99.1.

     The foregoing description is qualified in its entirety by reference to the Company's Press Release dated September 2, 2004, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits:

     99.1 Financial Information for Integrated Device Technology, Inc. pertaining to the second quarter ending on September 26, 2004, as presented in a press release of September 2, 2004.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 2, 2004

                                              INTEGRATED DEVICE TECHNOLOGY, INC.




                                               By:  /s/  Clyde R. Hosein
                                                    ----------------------------
                                                    Clyde R. Hosein
                                                    Vice President and Chief
                                                    Financial Officer
                                                    (duly authorized officer)


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